SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of Earliest Event Reported) November 17, 2010

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	NV ENERGY, INC. Nevada 6226 West Sahara Avenue Las Vegas, Nevada 895146 (702) 402-5000	88-0198358
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Incorporation of Certain Documents by Reference
     On November 17, 2010, NV Energy, Inc. (“NVE”), entered into a purchase agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, and Deutsche Bank Securities Inc., as representatives of the several underwriters party thereto, related to the issuance of $315 million of NVE’s 6.25% Senior Notes due 2020 (the “Senior Notes”). The purchase agreement is filed herewith as Exhibit 1.1, the form of the Officer’s Certificate which sets forth the terms of the Senior Notes is filed herewith as Exhibit 4.1, an opinion of Choate, Hall & Stewart LLP is filed herewith as Exhibit 5.1, an opinion of Woodburn and Wedge is filed herewith as Exhibit 5.2 and a Statement of Eligibility of the Trustee on Form T-1 is filed herewith as Exhibit 25.1. The consents of Choate, Hall & Stewart LLP and Woodburn and Wedge are filed herewith as Exhibits 23.1 and 23.2, respectively.
     The Senior Notes are expected to be issued on or about November 22, 2010, subject to certain conditions stated in the purchase agreement. The Senior Notes will be issued under a shelf registration statement originally filed with the SEC on August 20, 2010 (No. 333-168984). NVE has filed a prospectus supplement with the SEC in connection with the issuance of the Senior Notes.
     The net proceeds from the issuance of the Senior Notes, after deducting the underwriters’ discount and the issuer’s estimated expenses, will be approximately $311 million. NVE intends to use all of the net proceeds to redeem all of NVE’s outstanding 7.803% Senior Notes due 2012 and 8 5/8% Senior Notes due 2014.
     This Current Report on Form 8-K is being filed by NVE for the purpose of filing exhibits to the registration statement for the issuance of the Senior Notes. All such exhibits are hereby incorporated by reference into the registration statement and related prospectus supplements by reference.
* * *
     This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities by NVE is being made only by means of a prospectus and related prospectus supplements.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits — The following exhibits are filed with this form 8-K:

Ex. 1.1	Purchase Agreement, dated November 17, 2010 by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, and Deutsche Bank Securities Inc., as representatives of the several underwriters party thereto and NV Energy, Inc.

Ex. 4.1	Form of Officer’s Certificate establishing the terms of NV Energy, Inc.’s 6.25% Senior Notes, due 2020

Ex. 5.1	Opinion of Choate, Hall & Stewart LLP

Ex. 5.2	Opinion of Woodburn and Wedge

Ex. 23.1	Consent of Choate, Hall & Stewart LLP (included in Exhibit 5.1)

Ex. 23.2	Consent of Woodburn and Wedge (included in Exhibit 5.2)

Ex. 25.1	Statement of Eligibility of Trustee on Form T-1 of the Bank of New York Mellon Trust Company N.A. for NV Energy, Inc.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: November 19, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer